EXHIBIT 10.4
SECOND AMENDMENT TO CREDIT AGREEMENT

THIS    SECOND    AMENDMENT    TO    CREDIT    AGREEMENT    (this    "Second
Amendment"), dated as of February 14,2013, is by and among CARRIAGE SERVICES, INC., a Delaware corporation (the "Borrower"), the banks listed on the signature pages hereof (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and LIC Issuer (in said capacity as Administrative Agent, the "Administrative Agent").

BACKGROUND

A. The Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 30, 2012, as amended by that certain First Amendment to Credit Agreement, dated as of November 29, 2012 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B.The Borrower has requested that the Lenders amend the Credit Agreement, as more fully set forth herein.

C.The Lenders parties to this Amendment (which Lenders constitute each of the Lenders as required under the Credit Agreement) are willing to agree to such amendment, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower, set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

I.    AMENDMENTS.

(a)The definition of "Real Property Collateral" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

"Real Property Collateral" means (a)(i) all interests in real property owned by the Borrower or a Domestic Subsidiary on the Closing Date that is used in or incident to a funeral home or related business anywhere in the States of California, Connecticut, Texas, Massachusetts, Idaho, New Jersey, Florida, Ohio, Michigan, Tennessee, Georgia, Rhode Island, Kentucky, Virginia, Illinois and New York, (ii) James J. Terry Funeral Home in Dawnington, Pennsylvania, (iii) Johnson-Gloschat Funeral Home & Crematory, Kalispell, Montana, (iv) Don Grantham Funeral Home, Duncan, Oklahoma, (v) Lawton Ritter Gray Funeral Home, Lawton, Oklahoma, and (vi) Resthaven Funeral Home, Oklahoma City, Oklahoma, excluding any such real property or funeral homes disposed of for which no substitution is required pursuant to Section 7.05(e), (b) the Additional Real Property Collateral, and (c) additional real property substituted as Collateral in accordance with Section 7.05(e).

(b)	Section 7.05(e) of the Credit Agreement is hereby amended to read as follows:

(e) Dispositions of Real Property Collateral, provided that the EBITDA generated by the remaining Mortgaged Property and related operations in respect thereof as of the most recent Measurement Period preceding such Disposition is greater than or equal to 75% of the Field Level EBITDA for such Measurement Period.

2.REPRESENTATIONS    AND    WARRANTIES    TRUE· NO    EVENT OF
DEPAUL T. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and immediately after giving effect to this Second Amendment:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true and correct in all respects on and as of the date hereof as made on and as of such date, and the representations and warranties contained in the Credit Agreement and the other Loan Documents that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects on and as of the date hereof as made on and as of such date, except in each case to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and® of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement;

(b) Default; no event has occurred and is continuing which constitutes a Default or Event of Default
(c)(i) the Borrower has full power and authority to execute and deliver this Second Amendment, (ii) this Second Amendment has been duly executed and delivered by the Borrower, and (iii) this Second Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)neither the execution, delivery and performance of this Second Amendment nor the consummation of any transactions contemplated herein, will conflict with (i) any Organization Documents of the Borrower or its Subsidiaries, (ii) to Borrower's knowledge, any Law applicable to the Borrower or its Subsidiaries or (iii) any indenture, agreement or other instrument to which the Borrower, the Subsidiaries or any of their respective properties are subject; and

(e)no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required to be obtained or made by the Borrower pursuant to statutory law applicable to the Borrower as a condition to
(i)the execution, delivery or performance by the Borrower of this Second Amendment, or (ii) the acknowledgment by each Guarantor of this Second Amendment.

3.CONDITIONS OF EFFECTIVENESS.    This Second Amendment shall be
effective on and as of the date hereof, subject to the following:

(a)the representations and warranties set forth m Section 2 of this Second Amendment shall be true and correct;

(b) the Administrative Agent shall have received counterparts of this Second Amendment executed by Lenders comprising the Required Lenders; and

(c) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor.

4.GUARANTOR'S ACKNOWLEDGMENT.    By signing below, each Guarantor
(a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment, or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty and (d) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Guaranty.

5.	REFERENCE TO THE CREDIT AGREEMENT.

(a)Upon and during the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Second Amendment.

(b)Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

6.COSTS AND EXPENSES.    The Borrower shall be obligated to pay the reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder.

7.EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., "pdf" or "tif") is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8.GOVERNING LAW· BINDING EFFECT.    This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law. This Second Amendment shall be binding upon the Borrower and each Lender and their respective successors and permitted assigns.

9.HEADINGS.    Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

10.ENTIRE AGREEMENT.    THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date above written.

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CATAUDELLA FUNERAL HOME, INC. CPS FUNERAL SERVICES, INC.
CHC INSURANCE AGENCY OF OHIO, INC. CLOVERDALE PARK, INC.
COCHRANE'S CHAPEL OF THE ROSES, INC. CSI FUNERAL SERVICES OF
MASSACHUSETTS, INC.
FORASTIERE FAMILY FUNERAL SERVICE, INC.
HORIZON CREMATION SOCIETY, INC.
HUBBARD FUNERAL HOME, INC. ROLLING HILLS MEMORIAL PARK WILSON & KRATZER MORTUARIES

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